UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 1, 2011

EXTERRAN HOLDINGS, INC.

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive, Houston, Texas		77060
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(281) 836-7000

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On November 1, 2011, the board of directors (the “Board”) of Exterran Holdings, Inc. (“our” or “us”) appointed Mark R. Sotir as a director and as a member of the compensation committee of the Board.  The Board determined that Mr. Sotir is independent under applicable laws, regulations, our Corporate Governance Principles and the rules of the New York Stock Exchange.    Mr. Sotir was appointed to fill the vacancy created by the resignation of Janet F. Clark from the Board in September 2011.

Mr. Sotir has been a Managing Director of Equity Group Investments, L.L.C. (“EGI”), a private investment firm, for at least the past five years and serves as a member of the board of directors of certain private affiliates of EGI.  EGI and its affiliates have reported beneficial ownership of approximately 9.9% of our outstanding common stock.  Mr. Sotir holds an M.B.A. from Harvard Business School and a B.A. in economics from Amherst College.

Mr. Sotir will receive compensation for his service as a director consistent with that provided to our other non-employee directors, as previously disclosed in our annual proxy statement, and will be eligible to participate in our Directors’ Stock and Deferral Plan. The terms of our Directors’ Stock and Deferral Plan are incorporated herein by reference to Exhibit 10.16 of our Current Report on Form 8-K filed on August 23, 2007.

Adoption of Employment Inducement Plan

On November 1, 2011, the Board adopted the Exterran Holdings, Inc. 2011 Employment Inducement Long-Term Equity Plan (the “Plan”). The Plan, which will be administered by the compensation committee of the Board, authorizes the issuance of awards of non-qualified stock options, restricted stock, restricted stock units, stock appreciation rights and performance awards to certain newly-hired employees of us or our affiliates.  Up to a maximum of 1,000,000 shares of our common stock is available for issuance under the Plan.

The Plan was adopted by the Board without stockholder approval pursuant to Section 303A.08 of the New York Stock Exchange Listed Company Manual and is only available to grant awards as a material inducement for individuals to enter into employment with us. Awards under the Plan may only be granted to an individual, as a material inducement to such individual to enter into employment with us, who (i) has not previously been an employee of us or our affiliates or (ii) is rehired following a bona fide period of non-employment with us and our affiliates.

The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 4.1 to our Registration Statement on Form S-8 filed on November 4, 2011 and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                      Description

99.1	Press release of Exterran Holdings, Inc., dated November 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN HOLDINGS, INC.

November 4, 2011	By:	/s/ J. Michael Anderson
J. Michael Anderson
Senior Vice President, Chief Financial Officer and Chief of Staff

Exhibit Index

99.1	Press release of Exterran Holdings, Inc., dated November 2, 2011